Legal and other reserves	12 Months Ended
Dec. 31, 2025
Disclosure of reserves within equity [abstract]
Legal and other reserves	Legal and other reserves
According to the laws of certain of the countries in which the Group operates, a portion of the profit of the year (5%) is separated to constitute legal reserves until they reach legal capped amounts. These legal reserves are not available for dividend distribution and can only be released to absorb losses. The legal limit of these reserves has not been met.

Legal and other reserves amount to US$88,288 as of December 31, 2025 (2024: US$23,302) and are included within the balance of retained earnings in the statement of changes in shareholders’ equity.

The Company may make distributions in the form of dividends or otherwise to the extent that it has distributable retained earnings or available distributable reserves (including share premium) that result from the Stand Alone Financial Statements prepared in accordance with Luxembourg GAAP. No distributable retained earning result from the Stand Alone Financial Statements of the Company as of December 31, 2025, but the Company has distributable reserves in excess of US$914,789.
In the other reserves line, it is included the benefit that the Company has regarding ICMS conceded by the government of the Estate of Mato Grosso do Sul. In accordance with the Complementary Law 160/17, grants related to ICMS, conceded by any Estate of Brazil, were considered as Investments Grants. This investment grants will not be computed to calculate income tax, since they were accounted as an Equity Reserve. This reserve cannot be distributed, unless income tax is paid on the reserve.